                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (date of earliest event reported)    December 31, 1997
                                                    -----------------


                           OXIS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



 Delaware                                  0-8092                  94-1620407
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)       (IRS EMPLOYER
         INCORPORATION)                                          IDENTIFICATION
                                                                      NUMBER)


6040 N. Cutter Circle, Suite 317  Portland, OR      97217-3935
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Registrant's telephone number, including area code.    (503) 283-3911
                                                       --------------


--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                                    Total number of sequentially
                                                  numbered pages:          -----

                                                   Exhibit Index at page:      4
                                                                           -----

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

On December 31, 1997 OXIS International, Inc. ("OXIS") consummated the acquisition of Innovative Medical Systems Corp., a Pennsylvania corporation, ("IMS") pursuant to a share exchange agreement. In exchange for 100% of the outstanding shares of IMS 1,000,000 shares of OXIS common stock were issued to the former IMS shareholders. Additional shares of OXIS common stock are to be issued to the former IMS shareholders based on revenues of IMS over a five-year period.

The shares issued in this transaction are not registered under the Securities Act of 1933 and may not be re-offered or re-sold in the absence of registration under the Securities Act of 1933 or an available exemption from such registration. Approval by the stockholders of OXIS was not required for the foregoing transaction and was not solicited. OXIS Board approval of the transaction was obtained.

A copy of the press release with respect to this transaction is attached as an exhibit to this Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

(a)  Financial Statements of Business Acquired.
     ------------------------------------------

     Within 60 days of this Report on Form 8-K, the Company will file the following additional financial information that is currently impractical to be provided. This information will be subsequently filed under cover of a Form 8-KA report.

o Financial statements of IMS as of, and for the years ended October 31, 1996 and 1997.
o  Pro forma balance sheets for OXIS and IMS combined as of September 30,1997.
o Pro forma statements of operations for OXIS and IMS combined for the year ended December 31, 1996 and for the nine months ended September 30, 1997.

(c)  Exhibits
     --------

2. Share Exchange Agreement by and among Innovative Medical Systems Corp. ("Seller"), OXIS International, Inc. ("Buyer") and each of The Shareholders Who Are Signatories Hereto (collectively, the "Shareholders").

99.1 Press release dated January 5, 1998

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 15, 1998                    OXIS International, Inc.


                                           s/ Ray R. Rogers
                                           ----------------
                                           Ray R. Rogers
                                           Chairman of the Board

                                 EXHIBIT INDEX

                                                         Page
Exhibit                                                 Number
-------                                                 ------

  2.     Share Exchange Agreement by and among
         Innovative Medical Systems Corp. ("Seller"),
         OXIS International, Inc. ("Buyer") and each of
         The Shareholders Who Are Signatories Hereto
         (collectively, the "Shareholders").             --

  99.1   Press release dated January 5, 1998             --